SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 30, 1998
                                                    (November 24, 1998)



                         WESTMED VENTURE PARTNERS, L.P.
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                         (Exact name of registrant as specified in its charter)


Delaware                                    0-15681                  13-3443230
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(State or other jurisdiction of (Commission File No.)          (I.R.S. Employer
incorporation or organization)                              Identification No.)

CIBC Oppenheimer Tower, World Financial Center
New York, New York                                                         10281
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code: (212) 667-7000



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                         WESTMED VENTURE PARTNERS, L.P.


Item 5.  Other Events.

On November 24, 1998, the General Partners of the Partnership approved a cash distribution totaling $3,042,227 to be paid to Partners in January 1999. Limited Partners of record on December 31, 1998 will receive $3,011,805, or $45 per unit of limited partnership interest, and the Managing General Partner will receive $30,422.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


              WESTMED VENTURE PARTNERS, L.P.


By:           WestMed Venture Management, L.P.
              The Managing General Partner


By:           MEDICAL VENTURE HOLDINGS, INC.
              General Partner


By:           /s/     Ann Oliveri Fusco
              Ann Oliveri Fusco
              Vice President and Principal Financial
                and Accounting Officer

Date:         November 30, 1998